1 The E.W. Scripps Company Lender Presentation December 2020

2 Forward-Looking Statements This document contains certain forward-looking statements related to the company’s businesses that are based on management’s current expectations. Forward -looking statements are subject to certain risks, trends and uncertainties, including changes in advertising demand and other economic conditions that could cause actual results to differ materially from the expectations expressed in forward-looking statements. Such forward- looking statements are made as of the date of this document and should be evaluated with the understanding of their inherent uncertainty. A detailed discussion of principal risks and uncertainties, including those engendered by the COVID-19 pandemic, that may cause actual results and events to differ materially from such forward-looking statements is included in the company’s Form 10-K and Form 10-Q, on file with the SEC, in the section titled “Risk Factors.” The company undertakes no obligation to publicly update any forward-looking statements to reflect events or circumstances after the date such statements are made. Safe Harbor Disclosure

3 Special Notice Regarding Publicly Available Information THE COMPANY HAS REPRESENTED THAT THE INFORMATION CONTAINED IN THIS LENDER PRESENTATION IS EITHER PUBLICLY AVAILABLE OR DOES NOT CONSTITUTE MATERIAL NON-PUBLIC INFORMATION WITH RESPECT TO THE COMPANY OR ITS SECURITIES. THE RECIPIENT OF THIS LENDER PRESENTATION HAS STATED THAT IT DOES NOT WISH TO RECEIVE MATERIAL NON-PUBLIC INFORMATION WITH RESPECT TO THE COMPANY OR ITS SECURITIES AND ACKNOWLEDGES THAT OTHER LENDERS HAVE RECEIVED A LENDER PRESENTATION THAT CONTAINS ADDITIONAL INFORMATION WITH RESPECT TO THE COMPANY OR ITS SECURITIES THAT MAY BE MATERIAL. NEITHER THE COMPANY NOR THE ARRANGER TAKES ANY RESPONSIBILITY FOR THE RECIPIENT'S DECISION TO LIMIT THE SCOPE OF THE INFORMATION IT HAS OBTAINED IN CONNECTION WITH ITS EVALUATION OF THE COMPANY AND THE FACILITY.

4 This Lender Presentation (the "Lender Presentation") has been prepared solely for informational purposes from information supplied by or on behalf of The E.W. Scripps Company (the "Company"), and is being furnished by Morgan Stanley Senior Funding, Inc. (the "Arranger") to you in your capacity as a prospective lender (the "Recipient") in considering the proposed Credit Facility described in the Lender Presentation (the "Facility"). ACCEPTANCE OF THIS LENDER PRESENTATION CONSTITUTES AN AGREEMENT TO BE BOUND BY THE TERMS OF THIS NOTICE AND UNDERTAKING AND T HE SPECIAL NOTICE SET FORTH ON THE COVER PAGE HEREOF (THE “SPECIAL NOTICE”). IF THE RECIPIENT IS NOT WILLING TO ACCEPT THE LENDER PRESENTATION AND OTHER EVALUATION MATE RIAL (AS DEFINED HEREIN) ON THE TERMS SET FORTH IN THIS NOTICE AND UNDERTAKING AND THE SPECIAL NOTICE, IT MUST RETURN THE LENDER PRESENTATION AND ANY OTHER EVALUATION MATERIAL TO THE ARRANGER IMMEDIATELY WITHOUT MAKING ANY COPIES THEREOF, EXTRACTS THEREFROM OR USE THEREOF. As used herein: (a) "Evaluation Material" refers to the Lender Presentation and any other information regarding the Company or the Facility furnished or communicated to the Recipient by or on behalf of the Company in connection with the Facility (whether prepared or communicated by the Arranger or the Company, their respective ad visors or otherwise) and (b) " Internal Evaluation Material" refers to all memoranda, notes, and other documents and analyses developed by the Recipient using any of the information specified under the definitio n of Evaluation Material. The Recipient acknowledges that the Company considers the Evaluation Material to include confidential, sensitive and propriet ary information and agrees that it shall use reasonable precautions in accordance with its established procedures to keep the Evaluation Material confidential; provided however that ( i) it may make any disclosure of such information to which the Company gives its prior written consent and (ii) any of such information may be disclosed to it, its affiliates and their respective partners, directors, officers, employees, agents, adv isors and other representatives (collectively, "Representatives") (it being understood that such Representatives shall be informed by it of the confidential nature of such information and shall be directed by the Recipient to treat such information in accordance with the terms of the Notice and Undertaking and the Special Notice). The Recipient agrees to be responsible for any breach of the Notice and Undertaking or the Special Notice that results from the actions or omissions of its Representatives. The Recipient shall be permitted to disclose the Evaluation Material in the event that it is required by law or regulation or requested by any governmental agency or other regulatory authority (including any self - regulatory organization) or in connection with any legal proceedings. The Recipient agrees that it will notify the Arranger as soon as practical in the event of any such disclosure (other than at the request of a regulatory authority), unless such notification shall be prohibited by applicable law or legal process. The Recipient shall have no obligation hereunder with respect to any Evaluation Material to the extent that such information (i) is or becomes publicly available other than as a result of a disclosure by the Recipient in violation of this agreement, or (ii) was within the Recipient's possession prior to its being furnished pursuant hereto or be comes available to the Recipient on a non-confidential basis from a source other than the Company or its agents, provided that the source of such information was not known by the Recipient to be bound by a confidentiality agreement with or other contractual, legal or fiduciary obligation of confidentiality to the Compa ny or any other party with respect to such information. In the event that the Recipient of the Evaluation Material decides not to participate in the transaction described herein, up on request of the Arranger, such Recipient shall as soon as practicable return all Evaluation Material (other than Internal Evaluation Material) to the Arranger or represent in writing to the Arranger that the Recipient has destroyed all copies of the Evaluation Material (other than Internal Evaluation Material) unless prohibited from doing so by the Recipient's internal policies and procedures. The Recipient acknowledges and agrees that ( i) the Arranger received the Evaluation Material from third party sources (including the Company) and it is provided to the Re cipient for informational purposes, (ii) the Arranger and its affiliates bear no responsibility (and shall not be liable) for the accuracy or completeness (or lack thereof) of the Evaluation Material or any information contained therein, (iii) no representation regarding the Evaluation Material is made by the Arranger or any of its affiliates, (iv) neither the Arranger nor any of its affiliates has made any independent verification as to the accuracy or completeness of the Evaluation Material, and (v) the Arranger and its affiliates shall have no obligation to update or supplement any Evaluation Material or otherwise provide additional information. The Evaluation Material has been prepared to assist interested parties in making their own evaluation of the Company and the Facility and does not purport to be all -inclusive or to contain all of the information that a prospective participant may consider material or desirable in making its decision to become a lender. Each Recipient of the information and data contained herein should take such steps as it deems necessary to assure that it has the information it considers material or desirable in making its decision to become a lender and should pe rform its own independent investigation and analysis of the Facility or the transactions contemplated thereby and the creditworthiness of the Company. The Recipient represents that it is sophisticated and experienced in extending credit to entities similar to the Company. The information and data contained herein are not a substitute for the Recipient's independent evaluation and analysis and should not be considered as a recommendation by the Arranger or any of its affiliates that any Recipient enter into the Facility. The Evaluation Material may include certain forward looking statements and projections provided by the Company. Any such statements and projections reflect various estimates and assumptions by the Company concerning anticipated results. No representations or warranties are made by the Company or any of its affiliates as to the acc uracy of any such statements or projections. Whether or not any such forward looking statements or projections are in fact achieved will depend upon future events some of which are not within the control of the Company. Accordingly, actual results may vary from the projected results and such variations may be material. Statements contained herein describing documents and agreements are summaries only and such summari es are qualified in their entirety by reference to such documents and agreements. It is understood that unless and until a definitive agreement regarding the Facility between the parties thereto has been executed, the Recipient will be under no legal obligation of any kind whatsoever with respect to the Facility by virtue of this Notice and Undertaking except for the matters specifically agreed to herein and in the Special Notice. The Recipient agrees that money damages would not be a sufficient remedy for breach of this Notice and Undertaking or of the Special Notice, and that in addition to all other remedies available at law or in equity, the Company and the Arranger shall be entitled to equitable relief, including injunction and specific performance, without proof of actual damages. This Notice and Undertaking and the Special Notice together embody the entire understanding and agreement between the Recipient and the Arranger with respect to the Evaluation Material and the Internal Evaluation Material and supersedes all prior understandings and agreements relating thereto. The terms and conditions of this Notice and Undertaking and the Special Notice shall apply until such time, if any, that the Recipient becomes a party to the definitive agreements regarding the Facility, and thereafter the provisions of such definitive agreements relating to confidentiality shall govern. If you do not enter into the Facility, the application of this Notice and Undertaking and the Special Notice shall terminate with respect to all Evaluation Material on the date falling one year after the date of the Lender Presentation. This Notice and Undertaking and the Special Notice shall be governed by and construed in accordance with the law of the State of New York, without regard to principles of conflicts of law (except Section 5-1401 of the New York General Obligation Law to the extent that it mandates that the law of the State of New York govern).

5 Today’s Presenters Adam Symson President & CEO Lisa Knutson Executive VP & CFO Rebecca Riegelsberger Treasurer, VP of Tax

6 AGENDA • Transaction Overview • Scripps Overview • ION Investment Highlights • Pro Forma Financials • Key Terms & Timeline

7 Transaction Summary  The E.W. Scripps Company is one of the nation’s largest independent TV station owners, serving audiences and businesses through a portfolio of local and national media brands  Scripps generated $1,636mm in LTM 9/30/2020 revenue and $362mm in L8QA(1) 9/30/2020 Adj. EBITDA (2)  On September 24, 2020, Scripps announced it would acquire ION Media, a national broadcast network, for $2.65Bn, implying a 6.2x transaction multiple based on 9/30/2020 LTM EBITDA, including $120mm of run rate synergies  Pro Forma for this transaction, LTM 9/30/2020 revenue is $2,170mm and L8QA 9/30/2020 Adj. EBITDA is $711mm (3)  Scripps will finance the acquisition with:  $650mm 7-year Term Loan B  $700mm of other pari passu secured debt  $500mm of other unsecured debt  $600mm Preferred Equity investment from Berkshire Hathaway  $336mm cash from balance sheet  The Company will also be seeking a technical amendment of its existing credit facilities to allow for the preferred equity investment  Amending the existing definition of “indebtedness” to remove Disqualified Equity Interests so that the $600mm preferred equity investment from Berkshire Hathaway is not encompassed by the 6.0x Total Net Leverage incurrence test  Pro Forma for the closing of the acquisition, expected net secured and total leverage is 3.2x and 5.2x respectively, based on 9/30/2020 pro forma L8QA Adj. EBITDA of $711mm  The transaction is expected to be accretive to Scripps cash flows in 2021 and beyond  The transaction will generate $500 million of synergies in first six years, driven largely by ownership of the Katz networks; reaching run rate of about $120mm a year Notes: 1. “L8QA” defined as the average of the twelve months ended September 30, 2020 and the twelve months ended September 30, 2019 2. Scripps L8QA Adj. EBITDA including adjustments for the sale of Stitcher and WPIX. Refer to slide 35 for reconciliation 3. Pro Forma L8QA Adj. EBITDA contains adjustments for the sale of Sticher and WPIX, transaction synergies, and divested stations. Refer to slide 35 for reconciliation

8 Financing Structure Sources Value ($MM) New Preferred Equity 600 New Term Loan B-3 650 Other transaction debt 1,200 Cash from the balance sheet 336 Total Sources 2,786 Uses Value ($MM) Purchase Price in Cash 1,298 Repayment of Ion TLB 1,352 Transaction Costs, Fees & Expenses 136 Total Uses 2,786 Tranche Amount Outstanding as of 9/30/2020 xEBITDA Adjustment Pro Forma as of 9/30/2020 xEBITDA Revolving Credit Facility - - - L+200 Term Loan B due 2024 291 - 291 L+250 Term Loan B due 2026 754 - 754 New Term Loan B - 650 650 Other New Secured Debt - 700 700 Total Secured Debt 1,045 2.9x 2,395 3.4x 5.125% Senior Notes due 2025 400 - 400 5.875% Senior Notes due 2027 500 - 500 Other New Unsecured Debt - 500 500 Total Debt 1,945 5.4x 3,795 5.3x Cash 129 (1) (13) 113 Total Net Debt 1,816 5.0x 3,682 5.2x Preferred Equity - 600 600 Leveragable L8QA EBITDA as of 9/30/2020 362 711 Note: 1. Adjusting for Stitcher proceeds net of taxes, WPIX proceeds net of taxes, and ION divestiture proceeds, cash on the balance sheet is $449MM

9 Preferred Equity Issuer: The E.W. Scripps Company (the “Company” or the “Borrower”) Use of Proceeds: Finance the acquisition of Ion Media Networks and pay associated fees and expenses Ranking: Senior to common equity; junior to all indebtedness Size: $600MM Maturity: Perpetual Dividend Rate: 8% if paid in cash; 9% if accrued Payment Dates: Dividends compounded annually Issue Price: $100,000 per share Optional Redemption: NC5 / 105 thereafter Change of Control: Direct or indirect sale of all or substantially all the Company’s assets Permitted Holders cease to Beneficially Own more than 50% of the total voting power Any consolidation or merger where the Company is not the surviving person and the holders of more than 50% of the total voting power are not Permitted Holders If the majority of the members of the BoD are not Continuing Directors Change of Control Redemption Price of 105 Warrant: Right to purchase up to 23.1 million Class A shares at an exercise price of $13 per share Summary of Preferred Equity Terms

10 Scripps Overview

11 Our Local And National Media Businesses Are Built On Durable Economics and Operating Excellence

12 Recent Business Highlights • Scripps’ Local Media segment and 2020 free cash flow has significantly benefited from political advertising driven by the 2020 election • Third-quarter Local Media retransmission revenue was $152 million, up 39% from Q3 2019 on a same-station basis. Scripps resolved a six-week blackout with Dish Network on Sept. 6, and the quarter includes a one-time Dish payment from prior periods. Scripps has now completed its major 2020 negotiations, covering 42% of its pay TV households. • National Media revenue grew 14%, aided by strong scatter market and direct-response performance at the five Katz networks, especially Grit and Court TV, as well as solid financial results at Newsy and Triton. • The sale of the Stitcher podcasting business closed on Oct. 16.

13 Our Recent Acquisitions Have Positioned Us Well To Grow Revenue And Increase Cash Flow $221 $259 $301 $383 $432 2016 2017 2018 2019 Through Q3 2020 Gross Retransmission Revenue Trajectory 2 stations Network and MVPD Renewals 20222020 2021 11 stations 6 stations 3 stations 4 stations 5 stations 16 stations 8 stations 21%42% 17% % of MVPD subscriber renewals We are already 13% above 2019 through three quarters in 2020. With the WPIX divestiture we would have 4% of households renewing in 2021. $ in millions

14 After Historically Strong 2020 Political Advertising Revenue, Our 2022 Footprint Looks Strong 2021-22 political market highlights: • 2021 governor’s race in Virginia • Seventeen governor’s races in 2022, including Arizona, Colorado, California, Florida, Kansas, Nebraska, Nevada, Ohio, Texas and Wisconsin. • Eighteen U.S. Senate races in Scripps markets, including Arizona, California, Colorado, Florida, Kansas, Nevada, Ohio and Wisconsin. • California issue spending SCRIPPS MARKETS WITH STRONG POLITICAL ADVERTISING SPENDING

15 Scripps Is Well-Positioned To Thrive Because Of Our Growth Initiatives And Trusted Brands • We have seen continued ad market recovery since this summer, as states reopened businesses and consumers came out of quarantine. • Scripps is well-positioned for this recovery because of its durable local broadcast footprint and its high-growth national media brands. • Americans turn to objective news sources and comforting, familiar entertainment options in times of crisis. This period of pandemic and social unrest reinforced the strong relationships we have with our audiences. • Scripps is responding energetically to audience and business needs with content and advertising initiatives that will bring us added strength as the country moves forward into better days ahead.

16 ION Investment Highlights

17  ION’s significant cash flow generation is accretive to our cash flow profile  Diversifies our revenue  Adjacent to our largest business, television, with potential future synergies  Consistent with our view on the need for scale in media  Mitigates Katz’s business model risk of carriage fees increasing over time  Takes advantage of a growing marketplace (over-the-air) with a younger media consumer  Creates potential new value-creation paths and prepares us for the industry’s next generation  Makes Scripps a stronger company for journalism-mission execution and perpetuation An ION acquisition will make Scripps the largest U.S. broadcast company by household reach, with adequate local media scale, maximum national network broadcasting scale and greater ability to capitalize on the future of TV. ION Accelerates Scripps’ Near-Term and Long-Term Strategies

18 ION Media Investment Highlights • ION reaches more than 100 million homes through over-the-air and pay TV platforms and has consistently achieved annual revenue growth and EBITDA margins well beyond industry averages. • Today, it owns 71 broadcast television stations in 62 DMAs and reaches nearly 100 million U.S. TV households, or 96%, with its affiliates. • ION reaches both pay TV subscribers and cord cutters through the growing over-the-air viewing platform. • Rather than relying on retransmission fees, ION elects ‘must-carry’ to gain cable and satellite distribution. • ION has benefited from the growth in over-the-air viewing as consumers have bundled free broadcast television with subscription streaming services. • The network boasts the fifth-largest average primetime audience among both the broadcast and cable networks. • Through a collection of owned and affiliated television stations, ION sells advertising as though it were a cable network in the national advertising marketplace.

19 ION Media Is A Popular Broadcast Network That Reaches 96% Of The U.S. Through Over-The-Air Distribution

20 • Revenue has grown 6% annually between 2017-2019, with margins between 53-57% • In 2019, ION generated $587 million in revenue and about $335 million in Adjusted EBITDA • ION’s revenue has declined roughly 12% year-over-year through Q3 2020 due to the impact of the coronavirus pandemic. The company has maintained a 56% EBITDA margin through Q3 • ION generated $534 million in revenue and $305 million of Adjusted EBITDA through Q3 LTM • Nearly 100% of ION’s revenue and cash flow comes from the national advertising marketplace. ION sells its inventory as though it is a cable network • ION uses government-mandated ‘must-carry’ distribution – agreeing to forego retransmission fees in exchange for the guarantee of carriage with cable and satellite providers ION Has Seen Steady Revenue Growth And Generates Superior Margins

21 $226 $263 $265 $318 $324 2015 2016 2017 2018 2019 48% 51% 51% 56% 55% ION HAS GROWN REVENUE ABOVE $580 MILLION, WITH MARGINS BETWEEN 51-56% $ in millions $ in millions $471 $519 $521 $565 $587 2015 2016 2017 2018 2019 ION, In and of Itself, is a Great Business Note: 1. EBITDA does not reflect SBC add-back. Margin represents EBITDA divided by Revenue Total Revenue EBITDA and Margin (1)

22 KATZ NETWORKS • The Katz networks operate on multicast digital subchannels, leasing space from broadcasters across the nation to mesh together a national network. Long-term lease payments to broadcasters represent one of the Katz networks’ largest expenses, diluting margins. • The Katz networks are sometimes carried on cable, depending on the agreements its lessors have with the cable/satellite companies. • The Katz networks efficiently acquire popular off-network syndicated television series and movies to program the networks in a block-programming format. This is supplemented by original programming to enhance audience and sales opportunities. • The Katz networks’ revenue comes from national advertising. ION MEDIA • ION has created a national network by broadcasting on the primary channels it owns across the nation. • It appears on all local cable and satellite line-ups as a result of its must-carry status. • ION has not developed a multicast strategy and under- monetizes its secondary subchannels (the same kind of subchannels on which Katz is broadcast). • ION uses already popular off-network syndicated crime dramas in a block programming strategy. ION under-utilizes key time periods (mornings) with infomercials. • ION’s revenue comes from national advertising. Scripps’ Katz Networks and ION Leverage a Similar Business Model for Broadcast Network TV

23 Net Synergies L8QA EBITDA Adjustment A Total Distribution Synergies $27.2 B Corporate Synergies $16.4 C Other Synergies $4.7 One-Time Cost to Achieve ($6.7) Total Synergies $41.6 Summary Of Synergies A. Distribution synergies: Scripps currently pays significant carriage fees to air their Katz network programming on unused spectrum. By migrating Katz onto ION’s owned excess spectrum, Scripps will: ‒ Forego significant carriage fees, savings that grow as contracts expire ‒ Forego advertising revenue share currently agreed to with Katz’s distribution partners ‒ Allow Katz to air in HD and reach new networks B. Corporate synergies: Estimate for reduction in corporate expenses and duplicative functions C. Other synergies: Scripps will remove ION’s current costs of its Qubo and ION+ programming as it uses that spectrum for Katz programming $ in millions WE EXPECT $500 MILLION OF SYNERGIES OVER THE NEXT 6 YEARS POST-CLOSE

24 ION consistently ranks in the top 10 for network and cable audiences and yet is ranked only 25th in advertising revenue yield, indicating additional revenue growth opportunity. BROADCAST NETWORKS’ AVERAGE PRIMETIME AUDIENCES 2019 Five-Year Change 5.3 million (8.3%) 5.1 million (6.0%) 4.0 million (7.4%) 3.4 million (4.3%) 1.2 million 2.5% 842,000 (10.7%) Source: Nielsen, Ratings Analysis Time Period Report, LSD, 2015-2019 (Dec. 29, 2014 – Dec. 29, 2019), Prime (Monday-Sunday, 8 p.m.- 11 p.m.), P2+ Driven By Popular Syndicated Programming, ION Is Engaging Viewers, Growing Ratings

25 67% A Parks & Associates report from 2019 showed 67% growth in over-the-air viewing, to 25% of U.S. TV households, from 2018-Q3 2019. Parks’ report says the pandemic is expected to have accelerated this trend. *204/14- 2019/20 Sources: TVB Local Media Marketing Solutions; The Delta Partners; 2014-2019 Evercore 2018-2020 expected growth; S&P Global Market Intelligence Data; Nielsen 2018 Q2 Local Watch Report A Nielsen survey in 2018 projected OTA households would double by 2022, to 21 million. ION Capitalizes On The Growing Over-The-Air Viewing Trends Among TV Consumers

26 OVER-THE-AIR IS A KEY COMPONENT OF THE NEW CONSUMER BUNDLE. The New Cord Cutter Bundle FREE 2015 Pay-TV Subscriber $$$$ 2018 Cord Cutter Bundle $$ $$$$ As The TV Marketplace Fragments, Free Over-The-Air Television is Even More Compelling to Consumers

27 ION Accelerates Scripps’ Near-Term And Long-Term Strategies • Immediately accretive to Scripps’ revenue growth, margins and cash flow generation • Diversifies Scripps’ revenue and cash flow • Attractive economics: sustained revenue growth and high margins • Exposure to a growing television platform, over-the-air, with a younger media consumer • Creates new value-creation paths for the future • Makes Scripps a stronger company for its journalism mission

28 Pro Forma Financials

29 Revenue Adjusted EBITDA Scripps ION Media Capex Unlevered Free Cash Flow (3) (2) 846 1,157 1,548 1,636 521 565 587 534 1,367 1,723 2,134 2,170 2017 2018 2019 LTM Historical Scripps and ION(1) 102 232 337 391 275 323 335 320 377 555 672 711 2017 2018 2019 L8QA 17 47 61 5711 40 55 30 28 87 116 87 2017 2018 2019 LTM 85 185 276 304 264 283 280 275 349 468 556 579 2017 2018 2019 LTM Historical Scripps and ION(1) Historical Scripps and ION(1) Pro Forma and Historical Financial Performance PF Adjusted PF Adjusted PF Adjusted (2) (2) (2) $ in millions $ in millions $ in millions $ in millions Notes: 1. Standalone financial metrics not adjusted for pro forma adjustments 2. As of Q3 2020 3. Defined as Adjusted EBITDA – Capex. Note that Adjusted EBITDA is Pro Forma Adjusted for 2019 and LTM; Capex is based on historical Scripps and ION only (as reported)

SCRIPPS

Overview of Anticipated Divestiture Stations

Due to regulatory requirements (national cap of 39%, eight voices test and three stations-in-a-market restriction), Scripps will have to sell a package of ION stations as part of its contemplated acquisition.

Divestiture Station List

DMA	Market	Pop %	UHF Discount
In-Market Regulations			
11	Phoenix	1.8%	0.9%
14	Detroit	1.6%	0.8%
17	Denver	1.4%	0.7%
19	Cleveland-Akron (Canton)[(1)]	1.3%	0.6%
25	Indianapolis[(1)]	1.0%	0.5%
32	Kansas City	0.8%	0.4%
36	West Palm Beach-Ft. Pierce	0.8%	0.4%
42	Norfolk-Portsmth-Newpt Nws	0.6%	0.3%
45	Grand Rapids-Kalmzoo-B. Crk	0.6%	0.3%
52	Buffalo	0.5%	0.3%
64	Lexington	0.4%	0.2%
102	Boise	0.2%	0.2%
Total:		**11.1%**	**5.7%**
National Cap			
33	Hartford & New Haven	0.8%	0.4%
43	Oklahoma City	0.6%	0.3%
44	Birmingham (Ann and Tusc)	0.6%	0.3%
49	Greensboro-H. Point-W. Salem	0.6%	0.3%
51	Memphis	0.5%	0.3%
56	Providence-New Bedford	0.5%	0.3%
59	Albany-Schenectady-Troy	0.5%	0.2%
66	Honolulu	0.4%	0.2%
70	Spokane	0.4%	0.2%
Total:		**4.9%**	**2.5%**

Note:
1. Divesting two stations in the market

Summary of Divestiture Construct


To Acquiror
1) Divestiture stations
2) Annual payment
Acquiror
SCRIPPS
1) Purchase price
To Scripps

- In order to comply with the national cap and in-market station ownership restrictions, Scripps would need to sell certain ION stations.
- A buyer of these stations would enter into an affiliation agreement with Scripps to continue to broadcast the ION Network.
- The buyer would receive a fixed/negotiated affiliation payment. Scripps would sell national advertising on these stations.
- We have entered into an agreement to sell these stations to an affiliated entity of Methuselah Advisors, one of our advisors.

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31 Leverage • Scripps plans to use the cash flow generated from the pro forma company to pay down debt • Target of mid-3’s net leverage over time Liquidity • $400MM revolver, unfunded at close, will be utilized for ongoing working capital needs • The company anticipates maintaining an average cash balance of $75-100MM for operating needs Portfolio Optimization • Will generate incremental proceeds at close through identified divestitures in order to be in accordance with FCC regulation • Focused on growing the pro forma business organically and paying down debt Distribution Policy • As part of agreement with Berkshire Hathaway, while the preferred stock is outstanding, Scripps will not repurchase any shares or issue dividends • See also “Summary of Preferred Equity Terms” for further detail on the Preferred Equity Financial Policy

SCRIPPS

Bridge to Pro Forma QE 9/30/20 L8QA Adj. EBITDA


QE 9/30/20 L8QA Adj. EBITDA Bridge
$341
$18
$320
$42
$10
$711
Standalone L8QA Adj. EBITDA as of 9/30/2020
Stitcher and WPIX EBITDA Adjustment
Faraday Pro Forma Adj. EBITDA
Faraday Pro Forma Synergies
Faraday Pro Forma Divestitures
Pro Forma Adjusted Consolidated EBITDA

- Divestiture of Stitcher to SiriusXM closed on October 16, 2020

- Nexstar Media transferred its option to purchase WPIX to Mission Broadcasting, who subsequently exercised that option (expected to close prior to the ION transaction's closing)

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33 Key Terms & Timeline

SCRIPPS

Summary of Key Terms – Senior Secured Credit Facilities

	Term Loan B-3						
Borrower:	The E.W. Scripps Company (the "Company" or the "Borrower")						
Facility	Tranche	Amount	Maturity	Indicative Pricing	Floor	OID	Amortization
	RCF	$400	5 years(1)	L+250(2)	0.00%	Par	None
	Term Loan B-3	$650	7 years	TBD	0.75%	TBD	1% per annim
Use or Proceeds:	The proceeds of the Incremental Term Loan B Loans will be used to finance the Ion Media acquisition and to pay transaction fees and expenses						
Security:	1st lien priority security interest in and lien on all material personal property and assets of the Loan Party (including acquired assets), subject to customary exceptions						
Guarantors:	All existing and future direct and indirect material domestic subsidiaries of the Borrower, subject to customary exceptions						
Call Protection:	101 soft call for 6 months						
Financial Covenant:	RCF: 4.75x PF 1st Lien Net Leverage stepping to 4.5x on the 6th full quarter after closing Term Loan: None						
Incremental:	General basket: $360mm Ratio: Subject to (i) 4x First Lien Net Leverage for pari passu Incremental Facilities, (ii) 5.50x Secured Net Leverage for Incremental Facilities secured on a junior basis						
Other covenants:	Same as existing credit facilities (see next page)						
Mandatory Prepayment:	RCF: None Term Loan: • 100% of net cash proceeds from issuance of debt not permitted to be incurred • 100% of net cash proceeds from asset sales • 50% ECF sweep stepping down to 25% and 0 % at 1st lien net leverage ratios of 3.5x and 3.0x, respectively; subject to customary thresholds and reinvestment rights						
Joint Lead Arrangers:	Morgan Stanley, Bank of America, Truist Bank, JP Morgan, and Wells Fargo						
Administrative Agent:	Wells Fargo						

Notes:
1. The new $400mm revolver will mature 5 years after the 6th amendment effective date springing to the earlier of:
   a) 2/13/2025 if over $50mm of 2025 notes remain outstanding on 2/13/2025
   b) 7/3/2024 if over $50mm of TLB loans remain outstanding on 7/3/2024
   c) 1/30/2026 if the transaction closes on or after 2/1/2021
2. Subject to a leverage based grid

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35 Transaction Timeline December 2020 S M T W T F S 1 2 3 4 5 6 7 8 9 10 11 12 13 14 15 16 17 18 19 20 21 22 23 24 25 26 27 28 29 30 31 1 Key Dates: Event: Launch Amendment + New Term Loan B-3 December 9th Lender Call (12PM ET) Amendment Signature Pages + Commitments to New TLB-3 due December 17th Price & Allocate December 18th M&A Close Early 2021 Key Date Bank Holiday

36 Senior Secured Credit Facilities Incremental: • $360mm plus unlimited subject to: • 4x 1st lien net leverage for 1st lien debt • 5.5x secured net leverage for secured debt Indebtedness: • Ratio tests: • 4x 1st lien net leverage ratio for pari debt • 5.5x secured net leverage ratio for secured debt • 6x total net leverage ratio for unsecured debt • General basket: $45mm and 12.5% EBITDA Liens: • Ratio tests: • 4x 1st lien net leverage ratio for pari debt • 5.5x secured net leverage ratio for secured debt • General basket: $45mm and 12.5% EBITDA Restricted Payments: • Ratio test: • 3.25x total net leverage for unsecured debt • General basket: $95mm and 25% EBITDA • Cumulative Credit subject to 5x net total leverage • Cumulative Credit : $135mm + Retained ECF Investments: • Ratio test: 4x total net leverage • General basket: $120mm and 33% EBITDA Covenant Summary

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